Exhibit 99.1

XL Fleet Expects its Largest Partner to Double Orders in 2021

Commercial Upfitter Farmbro Expects to Purchase and Install More Than 2,000 XL Systems in 2021

XL Recognizes Farmbro as its 2020 Sales and Installation Partner of the Year

BOSTON, November 23, 2020 – XL Fleet (“XL” or the “Company”), a leader in vehicle electrification solutions for commercial and municipal fleets, today announced that Farmbro Inc. (“Farmbro”), an Ontario-based upfitting solutions service provider specializing in commercial and work vehicles, expects to double its sales volume from approximately 1,000 XL unit installations in 2020 to over 2,000 in 2021 to meet the increasing demand for fleet electrification in Canada. As part of its expanding partnership, XL Fleet is recognizing Farmbro as its Sales and Installation Partner of the Year for 2020.

Farmbro is a member of XL’s Sales and Installation Partner network, the Company’s comprehensive go-to-market channel for selling and installing the thousands of electrification systems it has deployed in fleet vehicles throughout North America. Farmbro installs XL’s hybrid electric drive systems on a wide range of vehicles and applications for its Canadian fleet customers, including Ford Transits and Ford E-450 step vans for applications including last mile delivery, emergency response, customer service and mass transit.

“Farmbro has been an exceptional partner for XL Fleet, as we have greatly expanded our reach into the Canadian fleet market over the past 18 months,” said Brian Piern, Vice President of Sales and Marketing at XL Fleet. “They have been an integral part of our continued growth and success, and an obvious choice to be recognized as our partner of the year. We look forward to continue ramping up our production volume with them in 2021 and beyond, as XL Fleet continues to expand its Canadian customer base, electrify new vehicles and enter new markets.”

“Demand in Canada for vehicle electrification has skyrocketed in recent years as both government and corporate initiatives on carbon reduction have become a priority for fleets,” said John Farmer, President of Farmbro. “Our partnership with XL Fleet has given us the unique opportunity to meet those demands for customers nationwide. The team at Farmbro appreciates this recognition and looks forward to expanding our partnership with XL Fleet.”

XL remains on track to complete its previously announced merger agreement with Pivotal Investment Corporation II (NYSE: PIC), a publicly traded special purpose acquisition company, in the fourth quarter of 2020. Upon closing, the combined company will be named XL Fleet Corp. and is expected to remain listed on the New York Stock Exchange under a new ticker symbol, “XL”.

About XL Fleet

XL Fleet is a leading provider of vehicle electrification solutions for commercial and municipal fleets in North America, with more than 130 million miles driven by customers such as The Coca-Cola Company, Verizon, Yale University and the City of Boston. XL’s hybrid and plug-in hybrid electric drive systems can increase fuel economy up to 25-50 percent and reduce carbon dioxide emissions up to 20-33 percent, decreasing operating costs and meeting sustainability goals while enhancing fleet operations. XL’s plug-in hybrid electric drive system was named one of TIME magazine’s best inventions of 2019.

For additional information, please visit www.xlfleet.com.

About Pivotal Investment Corporation II

Pivotal Investment Corporation II (NYSE: PIC) is a special purpose acquisition company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. On September 18, 2020, Pivotal announced that it had entered into a definitive merger agreement with XL Fleet. Upon closing, the combined company will be named XL Fleet and is expected to remain listed on the New York Stock Exchange under a new ticker symbol, “XL”. For additional information, please visit https://www.pivotalic.com/.

Important Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Pivotal and XL. Pivotal filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which includes a proxy statement/prospectus of Pivotal, and certain related documents, to be used at the meeting of shareholders to approve the proposed business combination and related matters. INVESTORS AND SECURITY HOLDERS OF PIVOTAL ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XL, PIVOTAL AND THE BUSINESS COMBINATION. The definitive proxy statement will be mailed to shareholders of Pivotal as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Pivotal, XL and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of Pivotal in favor of the approval of the business combination and related matters. Shareholders may obtain more detailed information regarding the names, affiliations and interests of certain of Pivotal’s executive officers and directors in the solicitation by reading Pivotal’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Pivotal’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release regarding XL Fleet’s new product offerings, the proposed business combination, including Pivotal’s ability to consummate the transaction, the anticipated timing of the closing of the business combination and benefits of the transaction, and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. These statements may be preceded by, followed by or include the words “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Pivotal’s Annual Report on Form 10-K for the year ended December 31, 2019 under Risk Factors in Part I, Item 1A and in Pivotal’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020 and September 30, 2020. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Pivotal and XL believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Pivotal nor XL is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Pivotal has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Pivotal’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the parties’ ability to meet the closing conditions to the merger, including approval by stockholders of Pivotal and XL on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger or the PIPE Offering; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms; risks associated with XL’s business, including the highly competitive nature of XL’s business and the market for hybrid electric vehicles; litigation, complaints, product liability claims and/or adverse publicity; cost increases or shortages in the components necessary to support XL’s products and services; the introduction of new technologies; privacy and data protection laws, privacy or data breaches, or the loss of data; and the impact of the COVID-19 pandemic on XL’s business, results of operations, financial condition, regulatory compliance and customer experience.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Pivotal’s and XL’s control. While all projections are necessarily speculative, Pivotal and XL believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Pivotal and XL, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Pivotal and is not intended to form the basis of an investment decision in Pivotal. All subsequent written and oral forward-looking statements concerning Pivotal and XL, the proposed transactions or other matters and attributable to Pivotal and XL or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contacts

For XL Fleet

Media:

Eric Foellmer

(617) 648-8551

efoellmer@xlfleet.com

Investors:

ICR, Inc.

XLFleetIR@icrinc.com

For Pivotal Investment Corporation II

Jonathan Gasthalter/Nathaniel Garnick/Sam Fisher

Gasthalter & Co.

(212) 257-4170

pivotal@gasthalter.com

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